--------------------------------------------------------------------------------


                ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.


--------------------------------------------------------------------------------













                               SEMI-ANNUAL REPORT

                                 April 30, 2002

















                                  A PRODUCT OF
                           THE ORBITEX FAMILY OF FUNDS


--------------------------------------------------------------------------------

Dear Shareholder:

The markets have continued to wrestle with economic weaknesses that developed prior to the events of September 11, 2001, as well as with subsequent events that have permeated the nation's psychology. During the past 18 months investors have regarded the biotechnology sector as an extension of the broader technology sector, causing the biotech index (BTK) to mimic and directionally follow the NASDAQ index. As the markets in general and the technology sector specifically have continued to struggle, investors' flight from uncertainty has spilled over to the biotech sector in 2002.

While it was not surprising to see a 1Q2002 decline in the BTK (in 8 out of the 11 previous years, the BTK had been down in 1Q), the weakness and selling pressure have continued into the second quarter. The current weakness in the sector can be the result of the combination of a variety of occurrences including: a weakness in the NASDAQ fueled by poor tech earnings, accounting problems and lack of investor confidence, as well as a large number of clinical failures and regulatory rejections compounding investors' fear of uncertainty in the sector.

It should be noted, though that the fundamentals of the industry are as strong as ever. The sector is very well capitalized, and a majority of companies have enough cash to sustain operations for the next 24-36 months without the need for additional financing from the equity markets. Companies are also making impressive gains in their clinical programs. Demographic trends and government policy are still very favorable and the industry has generally been spared accounting and research analyst scandals.

The Fund continues to concentrate on the leading edge of healthcare innovation, as well by identifying those medical technologies that are likely to have the greatest impact on healthcare over the next several years. The lack of market visibility has not hampered the ability for healthcare companies to generate profits growth. A continued optimistic outlook, given solid fundamentals and pricing, also remains. The regulatory reimbursement environment also continues to be a positive. Stocks in healthcare services have largely seen positive price movements in their stocks given the good earnings growth and near-term outlook. However, valuations have not increased dramatically and are still quite attractive, as earnings growth has far outpaced price appreciation in the latest time period.

A key differentiator of the Orbitex Life Sciences & Biotechnology Fund is that it is able to allocate a portion of its assets to small and mid-cap biotech companies. Because the biotechnology industry is still emerging, almost two-thirds of the biotech companies in existence today are small. As a result, the Fund is capable of investing in some of the most exciting companies that are coming to market with new and promising medical technologies. All things considered, this might be an extremely good time for one to consider initiating or increasing a position in the Orbitex Life Sciences & Biotechnology Fund


Sincerely,



/s/ GREG AURAND                                   /S/ ALIDAD MIRESKANDARI
---------------                                   -----------------------
Greg Aurand                                       Alidad Mireskandari
Co-Portfolio Manager                              Co-Portfolio Manager



ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------

      Security                                               Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS - 69.52%
BIOTECHNOLOGY - 28.46%
AmerisourceBergen Corp. (a)                                   1,524   $  118,110
Amgen, Inc. (a)                                               5,000      264,400
BioMarin Pharmaceutical, Inc. (a)                            31,747      191,434
BioMarin Pharmaceutical, Inc. Warrants (a)                    4,762         --
Cell Genesys, Inc. (a)                                        7,947      112,927
Cell Therapeutics, Inc. (a)                                  11,897      147,761
Cubist Pharmaceuticals, Inc. (a)                             12,400      173,352
CV Therapeutics, Inc. (a)                                     1,000       28,940
Genentech, Inc. (a)                                           4,300      152,650
Human Genome Sciences, Inc. (a)                               3,531       55,578
IDEC Pharmaceuticals Corp. (a)                                1,975      108,526
ImmunoGen, Inc. (a)                                             320        2,637
InKine Pharmaceutical Co., Inc. (a)                          35,000       52,150
InterMune, Inc. ( a)                                          3,700       98,975
Millennium Pharmaceuticals, Inc. (a)                          4,117       82,175
Protein Design Labs, Inc. (a)                                 4,327       77,713
Sepracor, Inc.  (a)                                           3,014       38,157
TELIK, Inc. (a)                                               8,317       86,497
                                                                      ----------
                                                                       1,791,982
                                                                      ----------

GENOMICS - 0.71%
CYTOGEN Corp. (a)                                            26,558       44,618
                                                                      ----------

HEALTHCARE  SERVICES- 16.69%
Advance PCS (a)                                                 600       20,286
Cardinal Health, Inc.                                         1,200       83,100
Caremark Rx, Inc. (a)                                        10,225      219,838
Health Management Associates, Inc. Class A  Shares(a)         9,100      194,194
HEALTHSOUTH Corp. (a)                                        12,177      183,873
Johnson & Johnson                                             2,400      153,264
Mckesson HBOC, Inc.                                           1,000       40,390
Omnicare, Inc.                                                1,900       50,806
Province Healthcare Co. (a)                                   1,600       61,616
Tenet Healthcare Corp. (a)                                      600       44,022
                                                                      ----------
                                                                       1,051,389
                                                                      ----------

MEDICAL INSTRUMENTS - 13.68%
Biomet, Inc.                                                  7,893      222,819
CardioDynamics International Corp. (a)                        2,154        6,677
Invitrogen Corp. (a)                                          3,000      104,040
Medtronic, Inc.                                               3,000      134,070
Molecular Devices Corp. (a)                                   3,872       69,115
Respironics, Inc. (a)                                         4,229      138,669
Thermo Electron Corp. (a)                                     4,300       81,270
Waters Corp. (a)                                              3,900      105,105
                                                                      ----------
                                                                         861,765
                                                                      ----------

See Notes to Financial Statements



                                      -2-


ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------


     Security                                              SHARES        VALUE
--------------------------------------------------------------------------------
Pharmaceuticals - 9.98%
Elan Corp. PLC ADR (a)                                        2,500   $   29,700
Enzon, Inc. (a)                                               2,000       74,480
Ivax Corp.                                                    3,775       44,545
Merck & Co., Inc.                                             2,950      160,303
Novartis AG                                                   2,400      100,728
Schering-Plough Corp.                                         3,000       81,900
Wyeth                                                         3,900      136,800
                                                                      ----------
                                                                         628,456
                                                                      ----------
TOTAL COMMON STOCKS (Cost $5,228,175)                                  4,378,210
                                                                      ----------

PREFERRED STOCKS - 29.38%
BIOTECHNOLOGY - 29.38%
Aderis Pharmaceuticals, Inc. (b)                            166,210    1,100,310
Vitagen Inc. Series C convertible (b)                       833,333      750,000
                                                                      ----------
TOTAL PREFERRED STOCKS (Cost $2,100,000)                               1,850,310
================================================================================
TOTAL INVESTMENTS - 98.90% (Cost $7,328,175)                           6,228,520
                                                                      ----------
OTHER ASSETS LESS LIABILITIES - 1.10%                                     69,303
                                                                      ----------
NET ASSETS - 100.00%                                                  $6,297,823
================================================================================



(a) Non-income producing security.
(b) Private placement security that has been fair valued under the direction of the Board of Directors. Security is restricted as to sale and deemed illiquid. See Note 2 - Restricted Securities.
ADR-American Depositary Receipt









See Notes to Financial Statements.




ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------



ASSETS
Investments in securities, at value (cost $7,328,175) (Note 2)     $  6,228,520
Cash                                                                    149,115
Cash-Restricted (Note 2)                                                 11,695
Receivable for securities sold                                           11,568
Prepaid expenses and other assets                                        16,282
                                                                   ------------
TOTAL ASSETS                                                          6,417,180
                                                                   ------------

LIABILITIES
Payable for securities purchased                                         27,122
Payable for fund shares redeemed                                          9,830
Payable to affiliates (Note 3)                                            5,300
Payable to directors (Note 3)                                             7,500
Payable for distribution fees (Note 3)                                    1,539
Accrued expenses and other liabilities                                   68,066
                                                                   ------------
TOTAL LIABILITIES                                                       119,357
                                                                   ------------

                                                                   ------------
NET ASSETS                                                         $  6,297,823
                                                                   ------------

Net asset value per share (based on 433,859 shares
 of capital stock outstanding, $0.01 par value)                    $      14.52
Maximum Sales Charge                                                       4.00%
                                                                   ------------
Offering price per share                                           $      15.13
                                                                   ------------

NET ASSETS CONSIST OF:
Paid-in Capital                                                    $ 10,422,129
Accumulated net investment income (loss)                               (100,270)
Accumulated net realized  gain (loss) on investments                 (2,924,381)
Net unrealized appreciation (depreciation) on investments            (1,099,655)
                                                                   ------------

NET ASSETS                                                         $  6,297,823
================================================================================









See Notes to Financial Statements.


ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends                                                           $     8,991
Interest                                                                  4,106
                                                                    -----------
     Total investment income                                             13,097
                                                                    -----------

EXPENSES:
Advisory fees (Note 3)                                                   67,378
Directors fees and expenses                                              26,267
Audit fees                                                               15,014
Transfer agent fees (Note 3)                                             13,345
Administration fees (Note 3)                                             12,010
Registration fees                                                        10,949
Fund accounting fees (Note 3)                                             9,685
Distribution fees (Note 3)                                                9,626
Legal fees                                                                7,588
Printing and postage                                                      5,540
Custody fees (Note 3)                                                     2,121
Insurance                                                                   334
Other                                                                       888
                                                                    -----------
    Total expenses before waivers and reimbursements                    180,745

Less: expenses waived and reimbursed                                    (67,378)
                                                                    -----------
Net expenses                                                            113,367
                                                                    -----------

Net  investment income (loss)                                          (100,270)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS: (Note 2)
Net realized gain (loss) on investment transactions                    (228,140)
Net change in unrealized appreciation (depreciation)
  on long term investments                                             (967,246)
Net change in unrealized appreciation (depreciation)
  on short sales                                                        154,711
                                                                    -----------
Net  realized and unrealized gain (loss) on investments              (1,040,675)
                                                                    -----------
Net increase (decrease) in net assets resulting
  from operations                                                   $(1,140,945)
                                                                    ===========











See Notes to Financial Statements.


ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
-----------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                      FOR THE SIX         FOR THE
                                                                      MONTHS ENDED      PERIOD ENDED
                                                                        APRIL 30,        OCTOBER 31,
                                                                          2002             2001 *
                                                                    --------------------------------
Increase (Decrease) in Net Assets                                      (UNAUDITED)
From Operations:
Net investment income (loss)                                          $   (100,270)   $   (137,412)
Net realized gain (loss) from investment transactions                     (228,140)     (2,696,241)
Net change in unrealized appreciation (depreciation) on
      long term investments                                               (967,246)       (132,409)
Net change in unrealized appreciation (depreciation) on short sales        154,711        (154,711)
                                                                      ----------------------------
Net increase (decrease) in net assets resulting from operations         (1,140,945)     (3,120,773)

FUND SHARE TRANSACTIONS (NOTE 5)                                          (577,896)     11,037,437
                                                                      ----------------------------
Total increase (decrease) in net assets                                 (1,718,841)      7,916,664
NET ASSETS:
Beginning of period                                                      8,016,664         100,000
                                                                      ----------------------------
End of period                                                         $  6,297,823    $  8,016,664
                                                                      ----------------------------
Undistributed net investment income (loss) at end of period           $   (100,270)   $       --
                                                                      ============================



* From November 2, 2000 (commencement of operations) to October 31, 2001.














See Notes to Financial Statements.




ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------



CASH PROVIDED (USED) BY FINANCING ACTIVITIES:

Sale of capital shares                                             $    315,452
Repurchases of capital shares                                          (930,056)
                                                                   ------------

NET CASH PROVIDED BY FINANCING ACTIVITIES:                             (614,604)
                                                                   ------------

CASH (USED) PROVIDED BY OPERATIONS:

Purchases of portfolio securities                                   (29,169,244)
Proceeds from sale of portfolio securities                           29,839,761
Decrease in securities sold short                                      (690,179)
                                                                   ------------
                                                                        (19,662)

Net investment income                                                  (100,270)
Net Change in Receivables/Payables related to
   Operations                                                             4,773
                                                                   ------------

NET CASH USED BY OPERATIONS                                            (115,159)
                                                                   ------------

Net Increase (Decrease) in Cash                                        (729,763)

Cash, Beginning of Period                                               890,573
                                                                   ------------

Cash, End of Period                                                $    160,810
                                                                   ============







See Notes to Financial Statements.




ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
FINANCIAL HIGHLIGHTS
(SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS    PERIOD
                                                                     ENDED        ENDED
                                                                   APRIL 30,    OCTOBER 31,
                                                                      2002       2001 (A)
                                                                  -----------   -----------
                                                                  (UNAUDITED)

Net asset value, beginning of period                              $   16.98     $   25.00
                                                                  ---------     ---------

INCOME (LOSS) FROM OPERATIONS:
       Net investment income (loss)                                   (0.23)        (0.29)
       Net realized and unrealized gain (loss)
         on investments                                               (2.23)        (7.73)
                                                                  ---------     ---------
       Total from investment operations                               (2.46)        (8.02)
                                                                  ---------     ---------


Net asset value, end of period                                    $   14.52     $   16.98
                                                                  =========     =========

Total return (b)                                                     (14.49%)      (32.08%)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000's)                                 $   6,298     $   8,017
Ratio of net expenses to average net assets (c)                        2.90%         2.90%
Ratio of total expenses to average net assets (before waivers
and reimbursements) (c)                                                4.63%         4.21%
Ratio of net investment income (loss) to average net assets (c)       (1.30%)       (1.57%)

Portfolio Turnover Rate                                                  52%          631%


(a)The commencement of operations was November 2, 2000.
(b)Total returns are historical and assume change in share price, reinvestment of dividends and capital gains distributions and assumes no sales charges. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)Annualized.



                       SEE NOTES TO FINANCIAL STATEMENTS

ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002 (UNAUDITED)

1.         ORGANIZATION

Orbitex Life Sciences & Biotechnology Fund, Inc. (the "Fund") was incorporated in Maryland on April 6, 2000 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until November 2, 2000, other than matters related to the sale and issuance of 4,000 shares of capital stock for $100,000 to Orbitex Management, Inc ("OMI" or the "Advisor"). The Fund's investment objective is to seek long-term growth of capital through selective investments in securities of life sciences and biotechnology companies of all sizes that offer potential growth. The Fund offers and sells its shares on a continuous basis. The Fund will generally offer to repurchase five percent of its outstanding shares each quarter. There is no guarantee that shareholders will be able to sell all of their Fund shares that they desire. If a repurchase offer is over subscribed, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder.

2.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION AND TRANSACTIONS

U.S. equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded as of the close of business on the day the securities are being valued or, lacking any sales, the last available bid price. U.S. long-term debt obligations are valued at the mean between quoted bid and asked prices for such securities or, if such prices are not available, at prices of securities with comparable maturity, quality and type; however, when the advisor deems it appropriate, prices obtained from an independent pricing service will be used. U.S. short-term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by the Advisor to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors ("Directors").

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. The issuers of the securities will bear any costs involved in registration under the Securities Act of 1933 in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

Restricted securities are valued at the direction of the Fund's Board of Directors; the securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information to the restricted security. The table below shows the securities held at April 30, 2002 that are being valued by the Fund's Board of Directors:

ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)





                                 NUMBER OF    ACQUISITION                     VALUE PER      4/30/02           PERCENTAGE
SECURITY                           SHARES        DATE           COST            UNIT        FAIR VALUE       OF NET ASSETS

Aderis Pharmaceutical, Inc.       166,210     02/07/01        $1,100,000       $6.62       $1,100,310            17.47%
Vitagen Inc. Series C
  convertible preferred           833,333     06/18/01        $1,000,000       $0.90         $750,000            11.91%


Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material.

FOREIGN CURRENCY TRANSLATIONS

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income and expenses, are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES

It is the Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax or excise tax has been made.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Discounts and premiums are amortized on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded as income and as an adjustment to the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund will pay dividends of substantially all of its net investment income, if any, annually. Dividends from net realized gains will also be paid annually. However, pursuant to the 1940 Act, the Fund may not declare dividends or distributions or purchase its stock (including in repurchase offers, see Repurchase Offers below) unless, immediately after doing so, it will have an "asset coverage" of at least 300%. If the Fund is unable to make distributions as a result of these requirements, it may no longer qualify as a regulated investment company and could be required to pay additional taxes.

The character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to the timing of the recording of certain expenses and realized losses.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Directors have established criteria to evaluate the creditworthiness of parties with which the Fund may enter into repurchase agreements.

ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)



OPTIONS

The Fund may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

If the Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out a written option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If the Fund elects to close out the purchased option, it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option. The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of the option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the closing bid price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

SHORT SALES

The Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities made with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

REPURCHASE OFFERS

The Fund will generally offer to repurchase five (5) percent of its shares each quarter, and there is no guarantee that shareholders will be able to sell all of their Fund shares that they desire. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder.

ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)





3.         FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER PARTIES

ADVISORY FEES

The Fund has entered into an Investment Advisory Agreement with OMI. As compensation for the services rendered, facilities furnished, and expenses borne by OMI, the Fund will pay OMI a fee, accrued daily and payable monthly, at the annualized rate of 1.75% of the Fund's average daily net assets.

Effective November 2, 2000, OMI had agreed to waive or limit its fees and to pay certain expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits, to an annualized rate of 2.90%, at the advisor's discretion. The waivers of the Advisor's fees for the six months ended April 30, 2002 amounted to $67,378.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENT FEES

Orbitex Fund Services, ("OFS"), formerly known as American Data Services ("ADS"), an affiliate of the Adviser, serves as the administrator of the Fund. For providing administration services to the Fund, OFS will receive a monthly fee based on a sliding scale ranging from 0.10% of the Fund's average daily net assets up to $100 million, down to 0.03% for assets greater than $500 million, subject to certain minimum requirements.

OFS also performs fund accounting services for the Fund. For providing fund accounting services, the Fund pays OFS a fixed monthly fee for average daily net assets less than $20 million plus out-of-pocket expenses.

OFS serves as the transfer agent to the Fund. For providing transfer agent fees, the Fund pays OFS a minimum monthly fee or per account fee plus certain transaction fees.

DISTRIBUTOR

The distributor of the Fund is BISYS (the "Distributor). The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12B-1 under the 1940 Act. The Plan and Agreement provide for the payment of a distribution fee to the Distributor at an annualized rate of 0.25% of the average daily net assets. The Distributor has advised the Fund that it has earned front-end sales charges of $5,185 from the sale of the Fund's shares during the six months ended April 30, 2002.

DIRECTORS' FEES

The Fund pays no compensation to the Directors who are employees of OMI. Those Directors who are not OMI employees receive a fee of $2,500 for each regular and special meeting of the Board that the Director attends. The Fund also reimburses each such Director for travel and other expenses incurred in attending meetings of the Board.

CUSTODIAN

Circle Trust Company ("CTC"), an affiliate of OMI, serves as the Fund's custodian. In addition, CTC acts as a broker for certain of the Fund's portfolio transactions. For the six months ended April 30, 2002, CTC earned $1,037 in commissions.

ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)





4.         INVESTMENT TRANSACTIONS

At April 30, 2002, the identified cost of investments in securities for federal income tax purposes, and gross unrealized appreciation and depreciation were as follows:

                                                                                            NET
                                                      GROSS              GROSS           UNREALIZED
                                  IDENTIFIED       UNREALIZED         UNREALIZED        APPRECIATION
                                    COST          APPRECIATION       DEPRECIATION      (DEPRECIATION)
          Investments            $7,328,175         $285,172         ($1,384,827)       ($1,099,655)


During the six months ended April 30, 2002, the cost of purchases and the proceeds from sales of investments, excluding short-term investments, were as follow:
                                  PURCHASES               SALES
                                ------------              -----
                                 $3,756,603             $4,247,304

5.         SHAREHOLDERS' TRANSACTIONS

At April 30, 2002, there were 100,000,000 shares authorized at $0.01 par value. During the six months ended April 30, 2002, transactions in capital stock amounted to:

                                     SIX MONTHS ENDED APRIL 30, 2002   PERIOD ENDED OCTOBER 31, 2001*
                                     -------------------------------   ------------------------------

                                          SHARES         DOLLARS         SHARES         DOLLARS
    Shares sold                           16,560         315,452         560,707      12,660,453
    Shares redeemed                      (54,882)       (893,348)        (92,526)     (1,623,016)
---------------------------------   ------------    ------------    ------------    ------------
    Net increase (decrease)              (38,322)   $   (577,896)        472,181    $(11,137,437)
=================================   ============    ============    ============    ============

* For the period November 2, 2000 (commencement of operations) to October 31, 2001.


6.         CAPITAL LOSS CARRYFORWARD

At October 31, 2001, for federal income tax purposes, a capital loss carryforward was available to the extent provided by regulations to offset future realized gains of the Fund. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the capital gains will not be distributed to shareholders. The capital loss carryforward is available to the Fund through 2009.